EXHIBIT 10.47

                 First Amendment to Purchase and Sale Agreement
                    between Residence Inn by Marriott, Inc.,
                        Courtyard Management Corporation,
                         SpringHill SMC Corporation and
                 TownePlace Management Corporation, as Sellers,
                   CNL Hospitality Partners, LP, as Purchaser,
                          CCCL Leasing LLC, as Tenant,
                       Crestline Capital Corporation, and
                          Marriott International, Inc.
                   relating to the Residence Inn - Cottonwood,
                             Courtyard - Alpharetta,
                       and TownePlace Suites - Mt. Laurel,
                            Scarborough and Tewksbury


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                               FIRST AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

         THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is entered into this 18th day of August, 2000, by and between (i)(a) RESIDENCE INN BY MARRIOTT, INC., a Delaware corporation, (b) COURTYARD MANAGEMENT CORPORATION, a Delaware corporation, (c) SPRINGHILL SMC CORPORATION, a Delaware corporation, and (d) TOWNEPLACE MANAGEMENT CORPORATION, a Delaware corporation, as sellers, (ii) CNL HOSPITALITY PARTNERS, LP, a Delaware limited partnership, or any permitted affiliate, as purchaser, (iii) CCCL LEASING LLC, a Delaware limited liability company, as tenant, (iv) CRESTLINE CAPITAL CORPORATION, a Maryland corporation, and (v) MARRIOTT INTERNATIONAL, INC., a Delaware corporation.

                                    Recitals:

         A. Sellers, Purchaser, Tenant and Marriott are parties to that certain Purchase and Sale Agreement dated of even date herewith (the "Purchase Contract").

         B. Sellers, Purchaser, Tenant and Marriott desire to amend the Purchase Contract as more fully set forth in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged, the parties hereto agree to amend the Purchase Contract as set forth below.

         The Purchase  Contract is hereby amended by inserting the following new
Section 2.1.A immediately after the text of the existing Section 2.1:

         "2.1.A In the event that the aggregate Gross Revenues (as defined in each applicable Management Agreement) for the Properties identified on Schedule A-1 hereto in the first full Fiscal Quarter, the second full Fiscal Quarter, the third full Fiscal Quarter, the fourth full Fiscal Quarter or the fifth full Fiscal Quarter after the date hereof (the "Review Quarters") is less than One Million Five Hundred Thousand Dollars ($1,500,000.00) (the "Threshold Revenue") for each of such Review Quarters, then the Allocable Purchase Prices paid with respect to such Properties shall be reduced by an aggregate amount equal to Two Million Dollars ($2,000,000.00) for the first Review Quarter if the Threshold Revenue is not met for such first Review Quarter, and Nine Hundred Seventy-Five Thousand Dollars ($975,000.00) for each of the second through fifth Review Quarters, inclusive, in which the Revenue Threshold is not met in such second through fifth Review Quarters (each, a "Post Closing Price Adjustment"). Any Post Closing Price Adjustment shall be allocated among the Properties by agreement of Purchaser and Sellers, and any such refunded amount shall be made to Purchaser within sixty (60) days following the end of the last Review Quarter, which obligation shall survive Closing under the Purchase Contract. The Threshold Revenue shall be subject to downward adjustment in the case of a Force Majeure Event with respect to any such Property."

         Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Purchase Contract. Except as expressly set forth in this Agreement, the Purchase Contract has not been modified or amended and is in full force and effect as of the date hereof.

                        [Signatures begin on next page.]


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         IN WITNESS  WHEREOF,  the  parties  have caused  this  Amendment  to be executed as a sealed instrument as of the date first above written.

                                    MI:

                                    MARRIOTT INTERNATIONAL, INC.

                                    By:  /s/ Timothy J. Grisius
                                    Name: Timothy J. Grisius
                                    Title: Authorized Signatory


                                    SELLER:

                                    RESIDENCE INN BY MARRIOTT, INC.

                                    By:  /s/ Timothy J. Grisius
                                    Name: Timothy J. Grisius
                                    Title: Vice President


                                    COURTYARD MANAGEMENT CORPORATION

                                    By:  /s/ Timothy J. Grisius
                                    Name: Timothy J. Grisius
                                    Title: Vice President


                                    SPRINGHILL SMC CORPORATION

                                    By:  /s/ Timothy J. Grisius
                                    Name: Timothy J. Grisius
                                    Title: Vice President


                                    TOWNEPLACE MANAGEMENT CORPORATION

                                    By:  /s/ Timothy J. Grisius
                                    Name: Timothy J. Grisius
                                    Title: Vice President


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                                    PURCHASER:

                                    CNL HOSPITALITY PARTNERS, LP
                                    By:      CNL Hospitality GP Corp.

                                    By:  /s/ C. Brian Strickland
                                    Name:    C. Brian Strickland
                                    Title:   Senior Vice President of Finance
                                             and Administration


                                    CRESTLINE:

                                    CRESTLINE CAPITAL CORPORATION

                                    By:  /s/ Larry K. Harvey
                                    Name:  Larry K. Harvey
                                    Title:  Senior Vice President


                                    TENANT:

                                    CCCL LEASING LLC

                                    By:  /s/ Larry K. Harvey
                                    Name:  Larry K. Harvey
                                    Title:  Vice President